SPDR® INDEX SHARES FUNDS (the “Trust”)

Supplement dated October 25, 2016

to the Statement of Additional Information

dated September 19, 2016

SPDR MSCI EAFE Fossil Fuel Reserves Free ETF

SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF

(each, a “Fund”)

Effective immediately, the table entitled “Creation and Redemption Transaction Fees” on page 29 of the

Statement of Additional Information within the section entitled “PURCHASE AND REDEMPTION OF CREATION UNITS”

is deleted in its entirely and replaced with the following:

Creation and Redemption Transaction Fees:

FUND	TRANSACTION FEE*,**	MAXIMUM TRANSACTION FEE*,**
SPDR MSCI EAFE Fossil Fuel Reserves Free ETF	$5,000	$5,000
SPDR MSCI Emerging Markets Fossil Reserves Fuel ETF	$2,000	$2,000

*	From time to time, a Fund may waive all or a portion of its applicable transaction fee(s).
**	In addition to the transaction fees listed above, the Funds may charge an additional variable fee for creations and redemptions in cash to offset brokerage and impact expenses associated with the cash transaction. The variable transaction fee will be calculated based on historical transaction cost data and the Adviser’s view of current market conditions; however, the actual variable fee charged for a given transaction may be lower or higher than the trading expenses incurred by a Fund with respect to that transaction.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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